Deutsche Investment Management Americas Inc.

One International Place

Boston, MA 02110

May 1, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Deutsche Government Cash Management Fund – Institutional Shares, Deutsche Government Cash Reserves Fund Institutional – Institutional Class and Deutsche Government Money Market Series – Institutional Shares (collectively, the “Funds”), each a series of Deutsche Money Market Trust (the “Trust”); (Reg. Nos. 002-78122 and 811-03495)

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended, the Trust hereby certifies that the form of Prospectuses and Statements of Additional Information that would have been filed on behalf of the Funds pursuant to Rule 497(c) upon the effectiveness of Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A (the “Amendment”) would not have differed from those contained in the Amendment, which is the most recent amendment to such Registration Statement relating to the Funds and was filed electronically on April 27, 2018.

Any comments or questions on this filing should be directed to the undersigned at (617) 295-1705.

Very truly yours,

/s/Anne Marie Duffy

Anne Marie Duffy

Vice President and Senior Counsel

Deutsche Investment Management Americas Inc.

cc: John Marten, Esq., Vedder Price P.C.